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                                                                    Exhibit 10.2






                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

         This AMENDMENT No. 1 TO EMPLOYMENT (this "Amendment"), effective as of April 1, 2001, is made this 1st day of January, 2007, by and among OXiGENE, INC., a Delaware corporation with its principal offices at 230 Third Avenue, Waltham, Massachusetts 02451 ("OXiGENE") and David Chaplin, PhD (the "Executive").

 RECITALS:

         WHEREAS, the parties have entered into an Employment Agreement dated as of April 1, 2001, as modified by the resolutions of the Compensation Committee of the Board of Directors of OXiGENE on March 15, 2002 (as so modified, the "Agreement"), relating to the employment of the Executive by OXiGENE;

         WHEREAS, the parties wish to amend the Agreement as set forth herein pursuant to Section 9 of the Agreement; and

         WHEREAS, capitalized terms used herein have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 3.1 is hereby deleted in its entirety and replaced with the following:

         "During the Employment Term, Executive shall receive an annual base salary in the amount of Pound Sterling 180,257 (the "Base Salary"), payable in monthly installments of Pound Sterling 15,021.42 per month."

         2. Section 6.1 is hereby deleted in its entirety and replaced with the following:

         "The Executive may voluntarily resign from employment with the Company upon written notice which effective date shall not be less than (180) days."

         3.      Add Section 6.3 (a) to read as follows:

         "If, following any Change in Control (as such term is defined in the Stock Plan) and prior to expiration of one (1) year from the date of such Change in Control, (1) Executive's employment is terminated by OXiGENE (other than for Cause) or in the event of a Termination with Good Reason, then;

                  1) OXiGENE shall provide the following to the Executive:

                           (i) the Unpaid Salary, as soon as practicable after the Termination Date; plus




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                           (ii) an amount equal to twelve (12) months of
                           Executive's then current Base Salary."

         4. Except as modified hereby, all of the terms and conditions of the Agreement remain in full force and effect and are hereby reaffirmed, ratified and approved. This Amendment, together with the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Amendment shall affect, or be used to interpret, change or restrict, the express terms and conditions of this Amendment. Hereafter references to the Agreement in any document or other agreement shall be deemed to constitute references to the Agreement as amended by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Amendment may be made and evidenced by facsimile transmission.


                            [Signatures on Next Page]













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IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be duly executed by its duly authorized representative as of the date first written above.



                                OXiGENE, INC.



                                /s/ Richard Chin
                                ------------------------------------------------
                                Name: Richard Chin, M.D.
                                Title: President and Chief Executive Officer


                                EXECUTIVE


                                /s/  David Chaplin
                                ------------------------------------------------
                                Name: David Chaplin, Ph.D.





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